microbot medical

ROBOTIZING ENDOLUMINAL SURGERY

NASDAQ:MBOT

SAFE HARBOR STATEMENT

microbot medical

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance and operations of Microbot Medical, INC. Forward-looking statements, which involve assumptions and describe Microbot's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: risks inherent in the development and/or commercialization of potential products, including LIBERTY and the self-cleaning shunt; the outcome of our studies to evaluate LIBERTY and the SCS and other existing and future technologies; uncertainty in the results of pre-clinical and clinical trials or regulatory pathways and regulatory approvals; uncertainty resulting from the COVID-19 pandemic; need and ability to obtain future capital; maintenance of intellectual property rights; our ability to find and develop applications for our technologies for other neurosurgical conditions besides hydrocephalus; our clinical development and other research and development plans and expectations; the safety and efficacy of our product candidates; the anticipated regulatory pathways for our product candidates; our ability to successfully complete preclinical and clinical development of, and obtain regulatory approval of our product candidates and commercialize any approved products on our expected timeframes or at all; the content and timing of submissions to and decisions made by the U.S. Food and Drug Administration and other regulatory agencies; our ability to leverage the experience of our management team; and any statements or assumptions underlying any of the items mentioned. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Microbot's public filings with the Securities and Exchange Commission (the "SEC"), such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Microbot and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Microbot is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Microbot's securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

MEDICAL ROBOTICS MARKET IS RAPIDLY GROWING

Minimally Invasive Surgery (MIS) is the fastest growing healthcare segment
>$50B

Expected
>20% CAGR
through 2025

Applies to
Most Surgical Specialties

Becoming
Smaller, Automated, and More Precise

U.S. Market for Surgical Robotics

19 Million
Procedures in 2019
>5% used a Robotic Device

~95%
of Addressable Market Remains Available

+15-20%
Market Growth in Endoluminal Robotic Surgery by 2025 (est.)

Microbot Medical is in the Right Market, at the Right Time with the Right Products!

HEALTHCARE LANDSCAPE
POSITIONED FOR POST COVID-19

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- Telehealth has been a core focus of Microbot's product development roadmap
- LIBERTY and SCS are designed to be remote controlled and monitored

Cardiovascular Today, April 2020

COVID-19: Robotics may help to reduce exposure to virus patients during interventional procedures

ResearchGate, March 2020

Robotics For COVID-19: How Can Robots Help Health Care in the Fight Against Coronavirus?

WIRED, March 2020

The Covid-19 Pandemic Is a Crisis That Robots Were Built For

MEDICAL ROBOTICS REMAINS IN THE SPOTLIGHT

Medtronic Announces Acquisition of Digital Surgery to Accelerate Robot Assisted Surgery Strategy.
Globe Newswire, February 2020

Intuitive Surgical Acquires Orpheus Medical for Undisclosed Amount.
Globe Newswire, February 2020

Stryker Acquires Mobius Imaging and Cardan Robotics for $370 million upfront and up to $130 million of contingent payments correlated with development and commercial milestones.
Globe Newswire, September 2019

Corindus Vascular Robotics Announces Definitive Agreement to be Acquired by Siemens Healthineer for $1.1 billion
Business Wire, August, 2019

Johnson & Johnson Acquires Auris Health, Inc for $3.4 billion in cash. Additional contingent payments of up to $2.35 billion, in the aggregate, may be payable upon reaching certain predetermined milestones.
Globe Newswire, April 2019

Medtronic Acquires Mazor Robotics for $1.64 Billion.
PR Newswire, September 2018

EVOLUTION OF SURGERY



1980-1990
Freehand Surgery



1990-2000
Minimally Invasive Surgery



Today
Robot Assisted Surgery



Tomorrow
Micro-robotics

MULTIPLE OPPORTUNITIES – ENDOLUMINAL SURGERY


Arterial
CNS
Digestive
Lymphatic
Musculetal
Respiratory
Urinary
Venous
©Transport for body
Created by: Sam Loman

2020 SHOWED SIGNIFICANT PROGRESS

microbot medical

Strengthened Balance Sheet

Strengthened IP Portfolio:
40 Global Patents Issued/Allowed
24 Pending Patent Applications

First Pre-submission Meeting with the FDA Regarding the SCS

Animal Feasibility Studies End Points Met

liberty microbot medical

Unveiled First Ever Fully Disposable Robotic System



Bolstered Leadership Team:

Dr. Morag, CMO

Dr. Noa Ofer, IP/Regulatory

Recruited Thought Leaders to Enhance Core Capabilities:

- **Scientific Advisory Board:**
  Dr. Neeman, Dr. Yaniv, Dr. Wakhloo, Dr. Solomon, Dr. Rabkin
- **Board of Directors:**
  Aileen Stockburger, Tal Wenderow

liberty

microbot medical

FULLY DISPOSABLE ROBOTIC SYSTEM



Eliminate Need for Capital Equipment


microbot
microbot

Operated Remotely


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“One & Done” Capabilities

LAST 12 MONTHS AT-A-GLANCE

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Launched
LIBERTY Robotic System

Expanded
IP Portfolio



Chief Medical Officer
Dr. Eyal Morag



Scientific Board
Dr. Gal Yaniv

Self Cleaning Shunt
FDA Pre-Sub Meeting

Expanded
IP Portfolio



Scientific Board
Dr. Ziv Neeman



Board of Directors
Aileen Stockburger

1st Animal Feasibility Study
LIBERTY Robotic System



Board of Directors
Tal Wenderow



Scientific Board
Dr. Dimitry Rabkin

Expanded
IP Portfolio

Expanded
IP Portfolio



Scientific Board
Dr Ajay Wakhloo

2nd Animal Feasibility Study
LIBERTY Robotic System

Self Cleaning Shunt
FDA Pre-Sub Meeting

FIRST ANIMAL FEASIBILITY STUDY

The study end point was met

- Peripheral and Neuro Procedures Successfully Achieved
- No Intraoperative Adverse Effects
- Exceed internal expectations
- Confirmed Usability of the System with Leading KOL's



liberty
microbot medical

*The LIBERTY Robotic System is under its R&D phase, was not tested clinically and is not cleared for market within or outside the US

SECOND ANIMAL FEASIBILITY STUDY

The study end point was met

- Navigated to a clot
- Crossed the clot
- Deployed a stent retriever
- Retrieved an arterial clot in a live pig (manually)



CROSSING THE CLOT



INSERTION OF STENT RETRIEVER

*All of the end points were met with no intraoperative adverse events.

CONTINUED MOMENTUM IN 2021

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- Conclude animal feasibility studies on LIBERTY Robotic System
- LIBERTY Robotic System design freeze
- Initiate Pivotal Animal Study
- Conclude EFS pre-submission with FDA (Self-Cleaning Shunt)
- FDA pre-submission request for LIBERTY Robotic System
- Continue to recruit medical pioneers and thought leaders
- Expand IP portfolio
- Explore M&A opportunities to enhance capabilities in vascular market segment

LIBERTY: CLINICAL AND REGULATORY UPCOMING MILESTONES

microbot medical

- LIBERTY: Design Freeze 3Q21
- LIBERTY: Initiate Pivotal Animal Study
- LIBERTY: FDA Pre-Submission 4Q21
- LIBERTY: FDA 510(k) Clinical Trial 1Q22
- LIBERTY: FDA 510(k) Submission 4Q22
- LIBERTY: One & Done System on-going

2021 | 2022 | 2023

SELF-CLEANING SHUNT (SCS):

microbot
medical

SELF-CLEANING SHUNT (SCS): VENTRICULOPERITONEAL SHUNT MARKET OPPORTUNITY

- Hydrocephalus and Normal Pressure Hydrocephalus (NPH), are medical conditions in which there is an abnormal accumulation of cerebrospinal fluid (CSF) in the ventricles of the brain.
- Over 1,000,000 people in the United States currently live with hydrocephalus[1]



- The problem is often misdiagnosed as Dementia, Alzheimer's, or Parkinson's[2]
- NPH can cause dementia, difficulty in walking and urinary incontinence[2]

1. NIH, National Institute of Neurological Disorders and Stroke. http://www.ninds.nih.gov/disorders/hydrocephalus/detail_hydrocephalus.htm
2. National Hydrocephalus Foundation. http://nhfonline.org/facts-about-hydrocephalus.htm

SCS:
CLINICAL AND REGULATORY UPCOMING MILESTONES

microbot medical

SCS:
Wash U Animal
Study Report
1Q21

SCS:
Pre-Submission
Supplement
1Q21

SCS:
EFS Design
Freeze
3Q21

SCS:
IDE Submission
for FIH
4Q22

2021

2022

ROBUST IP PLATFORM

microbot medical



40 patents issued/allowed

24 patent applications pending worldwide

- Tip-Propelled Endoscope
- Restenosis Prevention
- Semi-disposable Endoscope
- Self-Cleaning Shut
- Multi-view Imaging System
- Robotic Crawler
- Double Concentric Guidewire
- Disposable Endoluminal Robotic System

PROVEN FOUNDERS



Prof. Moshe Shoham
Member of the Scientific Advisory Board

Prof. Moshe Shoham is a worldwide acclaimed authority in the field of robotics, conducting research in the robotic field for over the past 25 years, with a special focus on kinematics and dynamics of robots, sensor integration, multi-finger hands and medical applications.

- Founder of Mazor Robotics Ltd. acquired by Medtronic for $1.64B
- International Member, US National Academy of Engineering
- Head of the robotics lab at Technion's - Israel Institute of Technology - Faculty of Mechanical Engineering. Formerly the director of the robotic laboratory of the Department of Mechanical Engineering, Columbia University, NY.



Harel Gadot
CEO, President & Chairman

Mr. Harel Gadot was formerly a Worldwide Group Marketing Director at Ethicon Inc., a multi-billion dollar division of Johnson & Johnson company (NYSE: JNJ). Mr. Gadot was with J&J for a decade between 2000- 2010.

- Company Group Chairman for MEDX Ventures Group.
- Previously held leadership positions for Ethicon Inc. in Europe, Middle East and Africa.
- Served on the board of directors and led the business development for ConTIPI Ltd., an early stage medical device company, which was acquired by Kimberly Clark Corp (NYSE:KMB) in 2012.



Yossi Bornstein
Director

Mr. Yossi Bornstein is the President of Shizim Group, one of the leading MedTech eco-systems in Israel. He is a serial entrepreneur who played key roles in the healthcare industry over the past 35 years and is recognized for his activity both in Israel and internationally.

- He is a founder of multiple successful HealthCare companies and innovation centers, among them ShizimXL and ShizimVS.
- Previously he held the position of CEO at Bristol-Myers Squibb (BMS) in Israel.

PROVEN LEADERSHIP TEAM



Simon Sharon
Chief Technology Officer

Mr. Simon Sharon brings 23 years of R&D and general management in the medical devices space. Prior to Microbot Medical Mr. Sharon managed the R&D at Icecure Medical; an early stage, public medical device company. Mr. Sharon was the General Manager of Anorad Israel, a subsidiary of Rockwell Automation which manufactures sub-micron precision motion systems.

- Holds a B.Sc. from the Technion Institute of Technology and an M.Sc in Mechanical engineering from MIT where he specialized in motion control and Robotics.



Dr. Eyal Morag
Chief Medical Officer

Dr. Eyal Morag will lead the development and execution of the clinical strategy of the Company's technology platforms, including its current development of the Self-Cleaning Shunt (SCS) and LIBERTY products as well as its future pipeline.

- Member of the Company's Scientific Advisory Board since November 2017.
- Serves as Chairman of Radiology at Assuta Ashdod Medical Center, Ashdod, Israel.
- Recently served as the Regional Radiology Director at Mercy Health Partners Hospitals in Toledo, Ohio.
- Member of University Radiology Group (one of the largest private Radiology groups in the U.S.) where he headed the International Investment efforts for the Ventures division.



David Ben Naim
Chief Financial Officer

Mr. David Ben Naim is a CPA licensed in the State of Israel. Prior to joining Microbot Medical, Mr. Ben Naim operated DBN Financial.

- Previously served as CFO of Insuline Medical Ltd, a public company listed on the Tel-Aviv Stock Exchange (TASE:INSL).
- Prior to that Mr. Ben Naim served as CFO of Crow Technologies 1977 Ltd, a public company listed on the OTCQB (CRWTF), from 2008 – 2011.

SUMMARY

Addressing multi-billion, high growth, underserved markets

Developing micro-invasive medical robotic technology platforms to enhance clinician ability to treat patients with unmet medical needs

Multi-generational product pipeline portfolio with robust launch cadence

Significant IP creates barrier to entry

Proven leadership team and continued involvement of founders, including Prof. Moshe Shoham, founder of Mazor Robotics

Strong cash position to achieve meaningful milestones